                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 10, 2000
                    Capita Equipment Receivables Trust 1996-1

         A New York              Commission File               I.R.S. Employer
        Corporation              NO. 333-08645                  No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                          JANUARY 10, 2000      PAYMENT DATE:       JANUARY 18, 2000
COLLECTION PERIOD:                          DECEMBER 31, 1999

ITEM 5. OTHER

I. INFORMATION REGARDING THE CONTRACTS
  1.  CONTRACT POOL PRINCIPAL BALANCE
      a.    Beginning of Collection Period                              $ 326,624,387
      b.    End of Collection Period                                    $ 300,752,710
      c.    Reduction for Collection Period                             $  25,871,677
  2.  DELINQUENT SCHEDULED PAYMENTS
      a.    Beginning of Collection Period                              $  13,925,324
      b.    End of Collection Period                                    $  13,471,246
  3.  LIQUIDATED CONTRACTS
      a.    Number of Liquidated Contracts                                        427
            with respect to Collection Period
      b.    Required Payoff Amounts of Liquidated Contracts             $   1,717,635
      c.    Total Reserve for Liquidation Expenses                      $       -
      d.    Total Liquidation Proceeds Received (1)                     $     756,729
      e.    Liquidation Proceeds Allocated to Owner Trust               $     660,042
      f.    Liquidation Proceeds Allocated to Depositor                 $      96,687
      g.    Current Realized Losses                                     $   1,057,593
  4.  PREPAID CONTACTS
      a.    Number of Prepaid Contracts with respect                              408
            to Collection Period
      b.    Required Payoff Amounts of Prepaid Contracts                $   2,257,651
  5.  PURCHASED CONTRACTS (BY TCC)
      a.    Number of Contracts Purchased by TCC with                               0
            respect to Collection Period
      b.    Required Payoff Amounts of Purchased Contracts              $       -

  6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                                                                                                  % OF AGGREGATE
                                 NUMBER OF            % OF               AGGREGATE REQUIRED       REQUIRED PAYOFF
                                 CONTRACTS          CONTRACTS              PAYOFF AMOUNTS             AMOUNTS
                               ------------------------------------------------------------------------------------
      a.    Current                39,693             88.33%                $ 276,277,372              87.92%
      b.    31-60 days              2,445              5.44%                $  17,944,998               5.71%
      c.    61-90 days              1,123              2.50%                $   9,011,443               2.87%
      d.    91-120 days               681              1.52%                $   5,112,327               1.63%
      e.    120+ days                 993              2.21%                $   5,877,816               1.87%
      f.    Total                  44,935            100.00%                $ 314,223,956             100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

                             % OF               % OF                 % OF                   % OF
                           AGGREGATE           AGGREGATE            AGGREGATE              AGGREGATE
                        REQUIRED PAYOFF     REQUIRED PAYOFF      REQUIRED PAYOFF        REQUIRED PAYOFF
                            AMOUNTS             AMOUNTS              AMOUNTS                AMOUNTS
   COLLECTION
      PERIODS       31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE    120+ DAYS PAST DUE
----------------------------------------------------------------------------------------------------------
  12/31/99                   5.71%               2.87%                1.63%                  1.87%
  11/30/99                   5.52%               2.54%                1.44%                  1.92%
  10/31/99                   5.83%               2.31%                1.53%                  1.92%
   9/30/99                   5.65%               2.34%                1.31%                  1.85%
   8/31/99                   5.08%               2.06%                1.62%                  1.68%
   7/31/99                   5.33%               2.43%                1.29%                  1.93%
   6/30/99                   5.02%               2.43%                1.52%                  1.70%
   5/31/99                   6.17%               2.59%                1.27%                  1.90%
   4/30/99                   5.66%               2.37%                1.08%                  1.71%
   3/31/99                   5.84%               2.32%                1.08%                  1.66%
   2/28/99                   6.98%               2.44%                1.30%                  1.80%
   1/31/99                   6.09%               2.24%                1.17%                  1.74%
  12/31/98                   5.94%               1.90%                1.23%                  1.45%
  11/30/98                   6.15%               1.94%                0.92%                  1.30%
  10/31/98                   4.92%               1.55%                0.90%                  1.28%
   9/30/98                   4.39%               1.47%                0.91%                  1.24%
   8/31/98                   4.08%               1.59%                0.83%                  1.00%
   7/31/98                   4.04%               1.42%                0.82%                  1.17%
   6/30/98                   3.90%               1.37%                0.77%                  1.41%
   5/31/98                   4.46%               1.51%                0.80%                  1.41%
   4/30/98                   4.47%               1.54%                0.98%                  1.25%
   3/31/98                   3.85%               1.61%                0.98%                  1.12%
   2/28/98                   6.83%               2.00%                0.79%                  1.09%
   1/31/98                   4.39%               1.21%                0.65%                  0.94%
  12/31/97                   3.50%               1.25%                0.54%                  0.85%
  11/30/97                   2.78%               0.42%                0.24%                  0.16%
  10/31/97                   3.64%               1.07%                0.45%                  0.73%
   9/30/97                   3.21%               0.95%                0.48%                  0.82%
   8/31/97                   3.58%               0.95%                0.50%                  0.80%
   7/31/97                   3.11%               0.90%                0.53%                  0.78%
   6/30/97                   3.53%               0.90%                0.57%                  0.69%
   5/31/97                   3.06%               0.99%                0.58%                  0.63%
   4/30/97                   2.99%               1.08%                0.47%                  0.64%
   3/31/97                   3.73%               0.96%                0.46%                  0.61%
   2/28/97                   3.70%               0.97%                0.55%                  0.55%
   1/31/97                   3.27%               0.97%                0.49%                  0.40%
  12/31/96                   4.10%               0.96%                0.39%                  0.20%
  11/30/96                   3.49%               0.83%                0.34%                  0.00%
  10/31/96                   2.90%               0.64%                0.01%                  0.01%

8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                               COLLECTION         COLLECTION        6 COLLECTION PERIODS       CUMULATIVE SINCE
                                                 PERIOD         PERIODS ENDING             ENDING                CUT-OFF DATE
                                               DECEMBER-99        DECEMBER-99            DECEMBER-99
                                               ---------------------------------------------------------------------------------
   a.    Number of Liquidated                        427               1,053                  2,239                   22,530
         Contracts
   b.    Number of Liquidated                      0.152%              0.375%                 0.798%                   8.028%
         Contracts as a Percentage
         of Initial Contracts
   c.    Required Payoff Amounts of            1,717,635           5,702,529             12,988,527               134,872,582
         Liquidated Contracts
   d.    Liquidation Proceeds Allocated          660,042           3,620,371              4,901,029                33,525,611
         to Owner Trust
   e.    Aggregate Current Realized            1,057,593           2,082,158              8,087,498               101,346,972
         Losses
   f.    Aggregate Current Realized                0.033%              0.065%                 0.254%                    3.182%
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance

  II. INFORMATION REGARDING THE SECURITIES

   1.  SUMMARY OF BALANCE INFORMATION

                                        PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
               CLASS            COUPON     JANUARY 18, 2000        JANUARY 18, 2000      DECEMBER 15, 1999       DECEMBER 15, 1999
                                 RATE        PAYMENT DATE            PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
               -------------------------------------------------------------------------------------------------------------------
   a.    Class A-1 Notes       5.6000%        $          0               0.00000            $          0                0.00000
   b.    Class A-2 Notes       5.9500%        $          0               0.00000            $          0                0.00000
   c.    Class A-3 Notes       6.1100%        $          0               0.00000            $          0                0.00000
   d.    Class A-4 Notes       6.2800%        $ 40,747,392               0.10181            $ 67,122,973                0.16772
   e.    Class B Notes         6.5700%        $178,500,000               1.00000            $178,500,000                1.00000
   f.    Equity Certificates   6.7500%        $ 95,659,329               0.75021            $ 95,659,329                0.75021
   g.    Total                   N.A.         $314,906,721               0.09886            $341,282,302                0.10715


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $314,906,721 and the CCA Balance is $57,738,526.


2. MONTHLY PRINCIPAL AMOUNT
   a.    Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                                                  $ 341,282,302
   b.    Contract Pool Principal Balance (End of Collection Period)                        $ 300,752,710
   c.    Monthly Principal Amount                                                          $  40,529,592

3.  GROSS COLLECTIONS

   a.    Scheduled Payments Received                                                       $  24,501,657
   b.    Liquidation Proceeds Allocated to Owner Trust                                     $     660,042
   c.    Required Payoff Amounts of Prepaid Contracts                                      $   2,257,651
   d.    Required Payoff Amounts of Purchased Contracts                                    $        -
   e.    Proceeds of Clean-up Call                                                         $        -
   f.    Investment Earnings on Collection Account and Note Distribution Account           $     105,520
   g.    Extension Fees Allocated to Owner Trust                                           $        -
   h.    Total Gross Collections (sum of (a) through (g))                                  $  27,524,871

4.  DETERMINATION OF AVAILABLE FUNDS

   a.    Total Gross Collections                                                           $  27,524,871
   b.    Withdrawal from Cash Collateral Account                                           $   1,057,593
   c.    Total Available Funds                                                             $  28,582,463

5.  APPLICATION OF AVAILABLE FUNDS

                   ITEM                                     AMOUNT              REMAINING AVAILABLE FUNDS
 ----------------------------------------------------------------------------------------------------------
   a. Total Available Funds                                                            $ 28,582,463
   b. Servicing Fee                                           $ 340,234                $ 28,242,229
   c. Interest on Notes:
      i)     Class A-1 Notes                                  $   -                    $ 28,242,229
      ii)    Class A-2 Notes                                  $   -                    $ 28,242,229
      iii)   Class A-3 Notes                                  $   -                    $ 28,242,229
      iv)    Class A-4 Notes                                  $ 351,277                $ 27,890,953
      v)     Class B Notes                                    $ 977,288                $ 26,913,665
   d. Interest on Equity                                      $ 538,084                $ 26,375,581
      Certificates
   e. Principal of Notes and
      Equity Certificates:

      i)     Class A-1 Notes                                  $   -                    $ 26,375,581
      ii)    Class A-2 Notes                                  $   -                    $ 26,375,581
      iii)   Class A-3 Notes                                  $   -                    $ 26,375,581
      iv)    Class A-4 Notes                                  $ 26,375,581             $     -
      v)     Class B Notes                                    $   -                    $     -
      vi)    Equity Certificates                              $   -                    $     -
   f. Deposit to Cash                                         $   -                    $     -
      Collateral Account
   g. Amount to be applied in                                 $   -                    $     -
      accordance with CCA
      Loan Agreement
   h. Balance, if any, to Equity                              $   -                    $    -
      Certificates

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1. BALANCE RECONCILIATION

                                                                      JANUARY 18, 2000
                       ITEM                                             PAYMENT DATE
   -----------------------------------------------------------------------------------
   a.    Available Cash Collateral Amount (Beginning)                 $ 58,796,118
   b.    Deposits to Cash Collateral Account                          $     -
   c.    Withdrawals from Cash Collateral Account                     $  1,057,593
   d.    Releases of Cash Collateral Account Surplus                  $     -
         (Excess, if any of (a) plus (b) minus (c) over (f))
   e.    Available Cash Collateral Amount (End)                       $ 57,738,526
         (Sum of (a) plus (b) minus (c) minus (d))
   f.    Requisite Cash Collateral Amount                             $ 63,704,600
   g.    Cash Collateral Account Shortfall                            $  5,966,074
         (Excess, if any, of (f) over (e))
2.       CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
   a.    For Payment Dates from, and including, the
         November 1996 Payment Date  to,
         and including, the October 1997 Payment Date
         1) Initial Cash Collateral Amount                            $207,040,000
   b.    For Payment Dates from, and including, the
         November 1997 Payment Date until
         the Final Payment Date, the sum of
         1) 8% of the Contract Pool Principal Balance                 $ 24,060,217
         2) The Aggregate Principal Balance of the Notes              $ 14,154,011
         and the Equity Certificate Balance less the
         Contract Pool Principal Balance
         3) Total ((1) plus (2))                                      $ 38,214,227
   c.    Floor equal to the lesser of
         1) 2% of Cut-Off Date Contract Pool Principal                $ 63,704,600
         Balance ($63,704,600); and
         2) the Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance                           $ 63,704,600
   d.    Requisite Cash Collateral Amount
3.       CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS           $      -
   a.    Interest Shortfalls                                          $  1,057,593
   b.    Principal Deficiency Amount
   c.    Principal Payable at Stated Maturity Date of                 $      -
         Class of Notes or Equity Certificates                        $  1,057,593
   d.    Total Cash Collateral Account Withdrawals


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

       DISTRIBUTION                       CLASS A-1          CLASS A-2          CLASS A-3
         AMOUNTS                            NOTES              NOTES              NOTES
     -------------------------------------------------------------------------------------
     1. Interest Due                     $    -             $    -            $   -
     2. Interest Paid                    $    -             $    -            $   -
     3. Interest Shortfall               $    -             $    -            $   -
     ((1) minus (2))
     4. Principal Paid                   $    -             $    -            $   -
     5. Total Distribution Amount        $    -             $    -            $   -
     ((2) plus (4))


         DISTRIBUTION                         CLASS A-4         CLASS B             EQUITY
           AMOUNTS                              NOTES            NOTES            CERTIFICATES              TOTALS
     ----------------------------------------------------------------------------------------------------------------
     1. Interest Due                        $    351,277      $ 977,288           $ 538,084              $ 1,866,648
     2. Interest Paid                       $    351,277      $ 977,288           $ 538,084              $ 1,866,648
     3. Interest Shortfall                  $    -            $    -              $    -                 $    -
     ((1) minus (2))
     4. Principal Paid                      $ 26,375,581      $    -              $    -                 $26,375,581
     5. Total Distribution Amount           $ 26,726,858      $ 977,288           $ 538,084              $28,242,229
     ((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


                                                  AS OF END OF                 AS OF END OF
                    ITEM                          DECEMBER-99                   NOVEMBER-99
                                               COLLECTION PERIOD             COLLECTION PERIOD
      -----------------------------------------------------------------------------------------
  1.  ORIGINAL CONTRACT CHARACTERISTICS
     a.    Original Number of Contracts                280,634                    N.A.
     b.    Cut-Off Date Contract Pool            3,185,229,329                    N.A.
           Principal Balance
     c.    Original Weighted Average               38.6 months                    N.A.
           Remaining Term
     d.    Weighted Average                        56.1 months                    N.A.
           Original Term
  2. CURRENT CONTRACT CHARACTERISTICS
     a.    Number of Contracts                          44,935                  48,004
     b.    Average Contract                              6,693                   6,804
           Principal Balance
     c.    Weighted Average                               20.4                    20.8
            Remaining Term

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

 PAYMENT DATE                  SINCE ISSUE               PAYMENT DATE                                  SINCE ISSUE
   PERIOD                          CPR                     PERIOD                                          CPR
 -----------------------------------------------      ------------------------ -----------------------------------
   0       Oct-96
   1       Nov-96                 10.866%                   22                      Aug-98                7.327%
   2       Dec-96                  7.964%                   23                      Sep-98                7.253%
   3       Jan-97                  8.606%                   24                      Oct-98                7.147%
   4       Feb-97                  8.254%                   25                      Nov-98                7.198%
   5       Mar-97                  7.615%                   26                      Dec-98                7.079%
   6       Apr-97                  7.211%                   27                      Jan-99                7.208%
   7       May-97                  8.268%                   28                      Feb-99                7.415%
   8       Jun-97                  7.752%                   29                      Mar-99                7.485%
   9       Jul-97                  7.784%                   30                      Apr-99                7.965%
  10       Aug-97                  7.781%                   31                      May-99                8.545%
  11       Sep-97                  7.506%                   32                      Jun-99                8.120%
  12       Oct-97                  7.348%                   33                      Jul-99                8.446%
  13       Nov-97                  7.346%                   34                      Aug-99                8.506%
  14       Dec-97                  6.629%                   35                      Sep-99                8.419%
  15       Jan-98                  6.741%                   36                      Oct-99                8.134%
  16       Feb-98                  7.251%                   37                      Nov-99                7.903%
  17       Mar-98                  6.870%                   38                      Dec-99                7.818%
  18       Apr-98                  7.200%                   39                      Jan-00                7.613%
  19       May-98                  7.072%
  20       Jun-98                  6.870%
  21       Jul-98                  7.232%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
     CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                               January 18, 2000.

 This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                       AT&T CAPITAL CORPORATION

                              Glenn Votek
                              -----------
                              Glenn Votek

                Executive Vice President, and Treasurer